Business acquisition	12 Months Ended
Mar. 31, 2012
Business acquisition

3. Business acquisition

(i)	On May 30, 2011, the Company acquired an additional ownership interest in SEPCO of 24.50% for a cash consideration of Rs. 2,806 million including the assumption of loans given by seller to SEPCO. As a result of this additional acquisition, Tata Communication’s equity ownership interest in SEPCO increased from 43.16% to 67.66% and effective interest in Neotel increased from 49.01% to 61.50% as on May 30, 2011. Consequently, the SEPCO Group became a subsidiary and has been consolidated from date of acquisition of controlling interest. As on March 31, 2012, the Company subscribed to additional shares of SEPCO Group, due to which the Company’s effective ownership interest in SEPCO Group increased from 61.50% to 64.10%.

As on March 31, 2011, the Company’s equity ownership interest in SEPCO Communications Pty Ltd (“SEPCO”) was 43.16%. SEPCO is an investment holding company which owns 51% equity ownership interest in Neotel (Pty) Ltd. Further the Company directly held 27% equity ownership interest in Neotel.

The following table summarises the consideration paid for SEPCO Group and fair value of the assets acquired and liabilities assumed at the acquisition date, as well as the fair value at the acquisition date of the non-controlling interest in SEPCO Group.

At May 30, 2011	In millions
Consideration
Cash	Rs.	2,806	US$	55
Fair value of Company’s previously held interest prior to business combination		11,821		232

	Rs.	14,627	US$	287

Recognized amount of identifiable assets acquired and liabilities assumed

	In millions
Cash and cash equivalents	Rs.	758	US$	15
Account Receivable		2,882		57
Prepaid and other assets		826		16
Property, Plant and Equipment		23,862		469
Identifiable intangible assets		3,188		62
Deferred tax assets (net)		5,252		103
Account payable and other liabilities		(9,190)		(181)
Borrowings		(33,968)		(667)

Total identifiable net liabilities		(6,390)		(126)
Non-controlling interest		(1,146)		(23)
Goodwill		22,163		436

	Rs.	14,627	US$	287

The total gross amounts of accounts receivables is Rs. 4,094 million (US$ 80 million) of which Rs. 1,212 million (US$ 23 million) is expected to be uncollectible.

The fair value of property, plant and equipment was estimated using the depreciated replacement cost. Identifiable intangible assets consist mainly of Rs. 1,022 million and Rs. 1,592 million relating to customer relationships and ‘Neotel’ brand respectively. Fair values of customer relationships were determined using the excess earnings method and that of the brand using the royalty relief method.

The fair value of the non-controlling interest was estimated applying the income approach. The fair value measurement is based on forecast of revenues and earnings before interest, taxes, depreciation and amortization (referred to as EBITDA) which consists of significant inputs that are not observable in the market and thus represents a fair value measurement categorized within level 3 of the fair value hierarchy as described in note 2(x). Key assumptions include a discount rate of 17.70%, terminal value based on a long term sustainable growth rate in EBITDA of 4% and adjusted because of the lack of control and marketability that market participants would consider when measuring the fair value of non-controlling interest in SEPCO Group.

The remeasurement of the Company’s previously held interest in SEPCO group to fair value resulted in a gain of Rs. 11,047 Million (US$ 217 million) which has been recognised in the statement of operations for fiscal 2012.

The goodwill is attributable to the expected profitability of the acquired business and to the strong lead that this acquisition provides in South Africa and other African markets which are expected to grow significantly. Goodwill is not deductible for tax purposes.

The following table presents supplemental unaudited pro-forma results of operations for fiscals 2011 and 2012 giving effect to the acquisition relating to SEPCO Group, as if it had occurred on April 1, 2010:

	As of March 31,
	2011		2012
	(unaudited)
	(In millions)
Revenues from telecommunication services	Rs.	126,607	Rs.	142,177	US$	2,794
Net loss		(14,101)		(13,002)		(255)

The supplemental unaudited pro-forma results of for fiscal 2012 were adjusted to exclude Rs. 11,047 million of gain on re-measurement of previously held interest in SEPCO group to fair value.

(ii)	In fiscal 2010, the Company acquired equity ownership of 22.86% in BitGravity, Inc (BitGravity) for Rs. 62 million. In September 2010, the Company acquired additional equity interest of 22.86% in BitGravity for Rs. 66 million and in February 2011, the Company acquired controlling interest by purchasing equity interest of 54.28% for Rs. 265 million. The aggregate purchase consideration including the fair value of previously held equity shares and convertible debt including interest accrued thereon was Rs. 987 million. The fair value of net assets was Rs. 390 million (including fair value of identifiable intangible assets of Rs. 276 million resulting in goodwill of Rs. 597 million. The re-measurement of previously held interest on the acquisition date resulted in a gain of Rs. 128 million which has been included in non-operating income. The impact of fair valuation of convertible debt was insignificant on the date of acquisition.

In fiscal 2011, the fair values of the identifiable intangible assets were recognized at provisional amounts because the Company was in the process of ascertaining and evaluating the information required to complete the valuation of these identified intangibles. There were no significant adjustments required to the provisional amounts on completion of valuation in fiscal 2012.

This acquisition does not have material impact on the operations of the Company and pro-forma disclosures have not been presented.